UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2015

Date of reporting period: September 30, 2015

Item 1. Report to Stockholders.

Smith Group Funds

Smith Group Large Cap Core Growth Fund

Investor Class Shares — BSLNX
Institutional Class Shares — BSLGX

Smith Group Small Cap Focused Growth Fund

Investor Class Shares — SGSVX
Institutional Class Shares — SGSNX

Annual Report

www.smithgroupfunds.com	September 30, 2015

SMITH GROUP LARGE CAP CORE GROWTH FUND

Dear Investor,

For the fiscal year ended September 30, 2015, the Smith Group Large Cap Core Growth Fund’s return on a net asset value basis was 3.51% for the Institutional Class and 3.21% for the Investor Class. For the same period, the Institutional Class had dividends of $1.36 per share and the Investor Class had dividends of $1.33 per share. This result was well ahead of the performance of the broader market, as the Standard & Poor’s 500 Index posted a return of -0.61%.

The Fund’s solid performance for the period was helped by finding companies that have continued to deliver earnings in excess of expectations that still trade at reasonable valuations. While high growth by itself was not an attribute investors favored, unexpected growth factors such as positive estimate revisions and positive earnings surprises proved to be in demand. In a similar vein, deep value factors such as low price-to-book and high dividend yield were laggards during the year, but value measured by low price-to-earnings ratios were favored by investors. Thus, attributes that we favor while selecting stocks for the Fund were also preferred by the market during the fiscal year.

The market started the fiscal year with very strong performance that lasted for almost three quarters as several data points showed signs of improvement in the United States economy. A continuing improvement in the number of job-openings coupled with a firmer housing market, along with accommodative central bankers both domestically and abroad allowed investors to feel more optimistic. But a correction in Chinese A-shares in June brought forth a considerable uncertainty about the strength of the global economy. Also, a continual seesaw in language from various Federal Reserve sources created a guessing game in regards to the timing of the first rate hike in nine years. As a result, the fiscal third quarter ended with a gain of just a quarter of a percent, while the fourth quarter was dominated by a 9% correction in August and September.

The Fund’s solid performance for the fiscal year was helped by the Industrials and Health Care sectors. In Industrials, Alaska Air Group, Inc. delivered great earnings from both lower fuel costs and a continuing successful broadening of its route offerings into the lower 48 states. The stock also performed well during the previous fiscal year and added an 84% return this year to last year’s 40% gain. Railcar component manufacturer Westinghouse Air Brake Technologies Corporation (Wabtec) was also a strong performer both years as demand for railcars remained robust. Its stock gained 18% this year to follow up last year’s 29% return. In the Health Care sector, strong demand for diagnostic and surgical technology allowed Hologic Inc. to post a 22% gain. Also, the Fund took a position in clinical research provider Covance Inc. which resulted in a quick 28% gain when Laboratory Corporation of America Holdings (LabCorp) acquired the company. After the announcement, the Fund replaced the position with similar company Quintiles Transnational Holdings Inc., which has posted a 20% return since purchase.

On the negative side, Consumer Discretionary was a challenging sector for the Fund. It was the best performing sector in the benchmark with a 13% return, and the Fund’s holdings did not keep pace. Although Starbucks Corporation and Home Depot Inc. gained an admirable 53% and 28%, respectively, losses in Garmin Ltd., Kohls Corporation, and Coach Inc. dominated. Garmin’s inability to capitalize on its superior products in the wearable fitness tracker segment resulted in shares declining 20% before the position was sold. Kohl’s disappointing store traffic, despite a multi-year rejuvenation program, saw the stock falter 32% before the Fund exited the position. Finally, Coach experienced sluggish international results, although a new head of design at the company has the fashion world looking at the brand with great anticipation. Its stock declined 31% during the fiscal year, but the Fund continues to hold the position.

SMITH GROUP LARGE CAP CORE GROWTH FUND

We are pleased to have generated a solid return, both relative to the benchmark and in absolute terms, during the fiscal year. We continue to believe that equities should be able to generate healthy returns going forward as slow and steady economic growth should provide a solid foundation for strong earnings growth by the companies held by the Fund. We continue to believe our focus on high quality companies where earnings have the ability to exceed market expectations is the key to generating excess returns over the long term. Thank you for placing your trust in Smith Group Asset Management. As always, we appreciate the opportunity to serve your investment needs.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance is not a guarantee of future results.

This report must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

The price-to-book ratio is calculated by dividing the current price of the stock by the company’s book value per share.

The price-to-earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Earnings growth is not a measure of the Fund’s future performance.

The Smith Group Funds are distributed by Quasar Distributors, LLC

SMITH GROUP SMALL CAP FOCUSED GROWTH FUND

Dear Investor,

For the fiscal year ended September 30, 2015, the Smith Group Small Cap Focused Growth Fund’s return on a net asset value basis was -0.52% for the Institutional Class and -0.73% for the Investor Class. During the same period, the Russell 2000 Growth index posted a return of 4.04%.

The market started the fiscal year with very strong performance during the first three quarters as several data points showed signs of improvement in the United States economy. A continuing improvement in the number of job-openings coupled with a firmer housing market, along with accommodative central bankers both domestically and abroad allowed investors to feel more optimistic. But a correction in Chinese A-shares in June brought forth a considerable uncertainty about the strength of the global economy. Also, a continual seesaw in language from various Federal Reserve sources created a guessing game in regards to the timing of the first rate hike in nine years. As a result, the market peaked in June and posted an initial down move of a correction, leading the fiscal third quarter to end with a more modest gain of 2%. The correction gained steam in the fourth quarter with Health Care, and particularly Biotechnology, showing considerable weakness after having been a big driver of positive returns during the preceding rally. This ultimately led to a 13% negative return for the final quarter of the fiscal year.

When evaluating the market’s performance for the year, there were a couple of notable aspects. First, the larger names in the benchmark were significant drivers of return, both during the rallies and as an area of safety during the correction. In fact, the performance of the equal-weighted Russell 2000 Growth index during the fiscal year was a negative 0.9%. Second, the rally was driven in large part by the Health Care sector and more notably Biotechnology, as well as Information Technology, suggesting investors were increasingly comfortable with risk after small capitalization stocks delivered significant negative returns during the third quarter of 2014. The Smith Group investment process emphasizes earnings in excess of expectations, along with earnings quality and valuation, and thus it was very difficult for the Fund to keep up with the broader market during the period when the rally was in full force.

The Fund’s return, while lagging the benchmark, was helped by the Materials and Industrials sectors. The Fund’s exposure of 2.9% to the Materials sector was 1.5% less than the benchmark, which was beneficial as the sector declined 20% during the period, only beaten to the downside by the 51% decline of the Energy sector. In addition, the Fund’s sole holding in the sector, Graphic Packaging Holding Co., appreciated 4% during the period on solid earnings, allowing the sector to outperform the index on a relative basis. In Industrials, the Fund benefitted from positions in HNI Corp., an office furniture manufacturer, and A.O. Smith Corporation, a manufacturer of water heaters, which appreciated 44% and 39%, respectively, on continued strong earnings reports.

On the negative side, holdings in the aforementioned Health Care sector and the Consumer Staples sector lagged the benchmark. In Health Care, the Fund struggled to keep pace with big Biotechnology contributors in the benchmark. More than 1% of relative underperformance was due to the Fund not owning just three of the largest gainers in the industry, which all posted returns of several hundred percent. Compounding the Biotechnology underperformance was the Fund’s position in Sunesis Pharmaceuticals Inc., as it declined 69% due to disappointing study results for one of its product candidates. In Consumer Staples, the Fund’s position in Sanderson Farms Inc., a poultry producer, declined 20% on weaker selling prices, and the position in Andersons Inc., an agricultural services company, declined 16% as prices for ethanol declined along with oil-prices.

SMITH GROUP SMALL CAP FOCUSED GROWTH FUND

Offset somewhat by the final quarter correction, the market during this fiscal year favored companies with larger market capitalizations and companies in the Information Technology and Biotechnology space. As a result, the return generated by the Fund was disappointing relative to the performance of the benchmark. However, going forward we believe that continued slow and steady economic growth should provide a solid foundation for strong business performance of the companies in the Fund. We continue to believe our focus on high quality companies where earnings have the ability to exceed market expectations is the key to generating excess returns over the long term. Thank you for placing your trust in Smith Group Asset Management. As always, we appreciate the opportunity to serve your investment needs.

Past performance is not a guarantee of future results.

This report must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The securities of small-sized companies may have greater price volatility and less liquidity than the securities of larger companies. Investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Because the Fund is new with limited operating history there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Smith Group Funds are distributed by Quasar Distributors, LLC

SMITH GROUP LARGE CAP CORE GROWTH FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return — As of September 30, 2015

	1 Year	5 Year	Since Inception(1)
Institutional Class	3.51%	14.64%	3.69%
Investor Class	3.21%	14.36%	3.43%
S&P 500 Index(2)	(0.61)%	13.34%	4.95%
Russell 1000 Growth Index(3)	3.17%	14.47%	7.01%

(1)	Period from Fund inception through September 30, 2015. The Institutional Class shares commenced operations on June 1, 2007 and Investor Class shares commenced operations on February 24, 2014. Performance shown for the Investor Class prior to inception of the Investor Class shares is based on the performance of the Institutional Class shares, adjusted for the higher expenses applicable to Investor Class shares.
(2)	The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. This Index cannot be invested in directly.
(3)	The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values. This Index cannot be invested in directly.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Sector Allocation(1) (Unaudited)
As of September 30, 2015
(% of Net Assets)

Top Ten Holdings(1) (Unaudited)
As of September 30, 2015
(% of Net Assets)

Alaska Air Group, Inc.	3.1%
Hologic, Inc.	3.1%
Starbucks Corp.	3.0%
NIKE, Inc. — Class B	2.8%
C.R. Bard, Inc.	2.8%
Clorox Co.	2.7%
Amdocs Ltd.	2.7%
Cintas Corp.	2.7%
Quintiles Transnational Holdings, Inc.	2.6%
Home Depot, Inc.	2.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

SMITH GROUP SMALL CAP FOCUSED GROWTH FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return — As of September 30, 2015

	1 Year	Since Inception(1)
Investor Class	(0.73)%	(3.12)%
Institutional Class	(0.52)%	(2.89)%
Russell 2000 Growth Index(2)	4.04%	0.06%

(1)	Inception date of the Fund was December 30, 2013.
(2)	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price to-value ratios and higher forecasted growth values.

SMITH GROUP SMALL CAP FOCUSED GROWTH FUND

Sector Allocation(1) (Unaudited)
As of September 30, 2015
(% of Net Assets)

Top Ten Holdings(1) (Unaudited)
As of September 30, 2015
(% of Net Assets)

Manhattan Associates, Inc.	3.5%
Chemed Corp.	3.4%
Columbia Sportswear Co.	3.4%
Euronet Worldwide, Inc.	3.4%
AmTrust Financial Services, Inc.	3.3%
INC Research Holdings, Inc. — Class A	3.3%
A.O. Smith Corp.	3.2%
AmSurg Corp.	3.1%
MicroStrategy, Inc. — Class A	3.0%
NuVasive, Inc.	3.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

SMITH GROUP FUNDS

Expense Examples (Unaudited)
September 30, 2015

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or services (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 – September 30, 2015).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Large Cap Core Growth Fund	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(4/1/2015)	(9/30/2015)	(4/1/2015 – 9/30/2015)
Investor Class Actual(2)	$1,000.00	$943.20	$5.07
Investor Class Hypothetical (5% return before expenses)	1,000.00	1,019.85	5.27

Institutional Class Actual	1,000.00	944.20	3.85
Institutional Class Hypothetical (5% return before expenses)	1,000.00	1,021.11	4.00

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.04% and 0.79% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended September 30, 2015 of -5.68% and -5.58% for the Investor Class and Institutional Class, respectively.

SMITH GROUP FUNDS

Expense Examples (Unaudited) – Continued
September 30, 2015

Small Cap Focused Growth Fund	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(4/1/2015)	(9/30/2015)	(4/1/2015 – 9/30/2015)
Investor Class Actual(2)	$1,000.00	$884.10	$6.38
Investor Class Hypothetical (5% return before expenses)	1,000.00	1,018.30	6.83

Institutional Class Actual(2)	1,000.00	885.40	5.20
Institutional Class Hypothetical (5% return before expenses)	1,000.00	1,019.55	5.57

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.35% and 1.10% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended September 30, 2015 of -11.59% and -11.46% for the Investor Class and Institutional Class, respectively.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Schedule of Investments
September 30, 2015

	Shares	Value
COMMON STOCKS — 96.7%
Consumer Discretionary — 14.9%
Coach, Inc.	40,400	$1,168,772
Gentex Corp.	83,600	1,295,800
Home Depot, Inc.	12,900	1,489,821
NIKE, Inc. — Class B	13,200	1,623,204
Starbucks Corp.	30,200	1,716,568
Wyndham Worldwide Corp.	16,900	1,215,110
		8,509,275
Consumer Staples — 7.8%
Clorox Co.	13,500	1,559,655
Kimberly-Clark Corp.	13,500	1,472,040
Kroger Co.	40,000	1,442,800
		4,474,495
Energy — 7.5%
Chevron Corp.	14,200	1,120,096
Exxon Mobil Corp.	17,110	1,272,129
Helmerich & Payne, Inc.	20,690	977,809
SM Energy Co.	29,300	938,772
		4,308,806
Financials — 11.9%
Bank of New York Mellon Corp.	33,400	1,307,610
Discover Financial Services	24,800	1,289,352
Intercontinental Exchange, Inc.	6,200	1,456,938
Travelers Companies, Inc.	14,400	1,433,232
Voya Financial, Inc.	33,200	1,287,164
		6,774,296
Health Care — 17.6%
Allergan plc *	4,800	1,304,688
C.R. Bard, Inc.	8,600	1,602,266
Gilead Sciences, Inc.	14,200	1,394,298
Hologic, Inc. *	44,900	1,756,937
Johnson & Johnson	14,500	1,353,575
McKesson Corp.	6,310	1,167,539
Quintiles Transnational Holdings, Inc. *	21,600	1,502,712
		10,082,015
Industrials — 13.1%
Alaska Air Group, Inc.	22,200	1,763,790
Boeing Co.	10,200	1,335,690
C.H. Robinson Worldwide, Inc.	20,600	1,396,268
Cintas Corp.	17,700	1,517,775
General Dynamics Corp.	10,600	1,462,270
		7,475,793

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Schedule of Investments – Continued
September 30, 2015

	Shares	Value
COMMON STOCKS (Continued)
Information Technology — 21.8%
Amdocs Ltd.	26,700	$1,518,696
ANSYS, Inc. *	16,500	1,454,310
Apple, Inc.	11,500	1,268,450
Aspen Technology, Inc. *	37,300	1,414,043
Cisco Systems, Inc.	52,900	1,388,625
F5 Networks, Inc. *	12,800	1,482,240
FactSet Research Systems, Inc.	9,100	1,454,271
Hewlett-Packard Co.	44,400	1,137,084
Juniper Networks, Inc.	52,200	1,342,062
		12,459,781
Materials — 2.1%
LyondellBasell Industries NV — Class A	14,100	1,175,376

Total Common Stocks
(Cost $48,197,816)		55,259,837

SHORT-TERM INVESTMENT — 3.5%
Invesco Liquid Assets Portfolio, Institutional Class, 0.16% ^
(Cost $2,005,411)	2,005,411	2,005,411

Total Investments — 100.2%
(Cost $50,203,227)		57,265,248
Other Assets and Liabilities, Net — (0.2)%		(110,064)
Total Net Assets — 100.0%		$57,155,184

*	Non-income producing security.
^	The rate shown is the annualized seven day effective yield as of September 30, 2015.

See Notes to the Financial Statements

SMITH GROUP SMALL CAP FOCUSED GROWTH FUND

Schedule of Investments
September 30, 2015

	Shares	Value
COMMON STOCKS — 100.5%
Consumer Discretionary — 21.3%
American Axle & Manufacturing Holdings, Inc. *	720	$14,357
American Eagle Outfitters, Inc.	1,100	17,193
Children’s Place Retail Stores, Inc.	263	15,167
Columbia Sportswear Co.	410	24,104
Cooper Tire & Rubber Co.	480	18,965
Cracker Barrel Old Country Store, Inc.	130	19,147
Dana Holding Corp.	855	13,577
Marriott Vacations Worldwide Corp.	210	14,309
Outerwall, Inc.	255	14,517
		151,336
Consumer Staples — 2.0%
Sanderson Farms, Inc.	210	14,400

Energy — 1.1%
Abraxas Petroleum Corp. *	6,190	7,923

Financials — 5.7%
AmTrust Financial Services, Inc.	370	23,303
Evercore Partners, Inc.	339	17,031
		40,334
Health Care + — 25.3%
Agenus, Inc. *	1,440	6,624
AmSurg Corp. *	285	22,147
Centene Corp. *	326	17,679
Chemed Corp.	183	24,425
FibroGen, Inc. *	440	9,645
ICU Medical, Inc. *	170	18,615
INC Research Holdings, Inc. — Class A *	580	23,200
NuVasive, Inc. *	441	21,265
Ophthotech Corp. *	210	8,509
PAREXEL International Corp. *	339	20,991
Retrophin, Inc. *	340	6,888
		179,988
Industrials — 16.4%
A.O. Smith Corp.	350	22,817
AZZ, Inc.	380	18,502
Deluxe Corp.	355	19,788
Greenbrier Companies, Inc.	240	7,706
Matson, Inc.	480	18,475
Meritor, Inc. *	1,195	12,703
Wabash National Corp. *	1,590	16,838
		116,829

See Notes to the Financial Statements

SMITH GROUP SMALL CAP FOCUSED GROWTH FUND

Schedule of Investments – Continued
September 30, 2015

	Shares	Value
COMMON STOCKS (Continued)
Information Technology # — 25.8%
Aspen Technology, Inc. *	405	$15,354
Cardtronics, Inc. *	435	14,224
Euronet Worldwide, Inc. *	325	24,079
InterDigital, Inc.	355	17,963
Manhattan Associates, Inc. *	394	24,546
Methode Electronics, Inc.	420	13,398
MicroStrategy, Inc. — Class A *	110	21,612
NeuStar, Inc. — Class A *	625	17,006
Science Applications International Corp.	370	14,878
Take-Two Interactive Software, Inc. *	690	19,824
		182,884
Materials — 2.9%
Graphic Packaging Holding Co.	1,605	20,528

Total Common Stocks
(Cost $728,601)		714,222

SHORT-TERM INVESTMENT — 2.4%
Invesco Liquid Assets Portfolio, Institutional Class, 0.16% ^
(Cost $16,824)	16,824	16,824
Total Investments — 102.9%
(Cost $745,425)		731,046
Other Assets and Liabilities, Net — (2.9)%		(20,853)
Total Net Assets — 100.0%		$710,193

*	Non-income producing security.
+	As of September 30, 2015, the Fund had a significant position of its assets invested in this sector. See Note 8 in the Notes to Financial Statements.
#	As of September 30, 2015, the Fund had a significant position of its assets invested in this sector. See Note 8 in the Notes to Financial Statements.
^	The rate shown is the annualized seven day effective yield as of September 30, 2015.

See Notes to the Financial Statements

SMITH GROUP FUNDS

Statements of Assets and Liabilities
September 30, 2015

	Large Cap Core	Small Cap Focused
	Growth Fund	Growth Fund
ASSETS:
Investment securities
At cost	$50,203,227	$745,425
At value	$57,265,248	$731,046
Dividends & interest receivable	29,890	445
Receivable from Adviser	—	16,789
Receivable for capital shares sold	95,123	959
Prepaid expenses	12,883	6,192
Total Assets	57,403,144	755,431

LIABILITIES:
Payable to Adviser	17,468	—
Payable for fund administration & accounting fees	14,133	14,336
Payable for capital shares redeemed	179,044	—
Payable for compliance fees	1,747	1,752
Payable for transfer agent fees & expenses	9,398	6,257
Payable for custody fees	1,199	1,397
Payable for trustee fees	3,248	3,436
Accrued distribution fees	259	310
Accrued other fees	21,464	17,750
Total Liabilities	247,960	45,238
NET ASSETS	$57,155,184	$710,193

NET ASSETS CONSIST OF:
Paid-in capital	$42,267,035	$745,009
Accumulated undistributed net investment income (loss)	376,229	(2,768)
Accumulated undistributed net realized gain (loss)
on investments	7,449,899	(17,669)
Net unrealized appreciation (depreciation) of investments	7,062,021	(14,379)
Net Assets	$57,155,184	$710,193
Investor Class Shares:
Net Assets	$81,804	$70,598
Shares issued and outstanding(1)	7,815	7,462
Net asset value, redemption price and offering
price per share	$10.47	$9.46
Institutional Class Shares:
Net Assets	$57,073,380	$639,595
Shares issued and outstanding(1)	5,442,541	67,328
Net asset value, redemption price and offering
price per share	$10.49	$9.50

(1)	Unlimited shares authorized, without par value.

See Notes to the Financial Statements

SMITH GROUP FUNDS

Statements of Operations
For the Year Ended September 30, 2015

	Large Cap Core	Small Cap Focused
	Growth Fund	Growth Fund
INVESTMENT INCOME:
Interest income	$1,285	$18
Dividend income	968,321	5,912
Total investment income	969,606	5,930

EXPENSES:
Investment advisory fees (See Note 4)	376,368	7,282
Fund administration & accounting fees (See Note 4)	85,964	88,388
Transfer agent fees (See Note 4)	54,523	36,474
Federal & state registration fees	25,904	35,841
Audit fees	16,006	16,498
Custody fees (See Note 4)	14,241	7,770
Postage & printing fees	11,613	948
Legal fees	11,496	11,496
Trustee fees (See Note 4)	10,762	10,325
Compliance fees (See Note 4)	10,499	10,499
Other expenses	6,532	4,800
Distribution fees — Investor Class (See Note 5)	170	191
Total expenses before reimbursement/waiver	624,078	230,512
Less: reimbursement/waiver from investment
adviser (See Note 4)	(136,480)	(220,897)

Net expenses	487,598	9,615

NET INVESTMENT INCOME (LOSS)	482,008	(3,685)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investments	8,196,515	5,828
Net change in unrealized appreciation (depreciation) of investments	(6,076,868)	(9,514)
Net realized and unrealized gain (loss) on investments	2,119,647	(3,686)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS	$2,601,655	$(7,371)

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
OPERATIONS:
Net investment income	$482,008	$427,959
Net realized gain on investments	8,196,515	7,733,019
Net change in unrealized appreciation (depreciation)
on investments	(6,076,868)	2,272,838
Net increase in net assets resulting from operations	2,601,655	10,433,816

CAPITAL SHARE TRANSACTIONS:
Investor Class(1):
Proceeds from shares sold	23,771	67,790
Proceeds from reinvestment of distributions	7,835	—
Payments for shares redeemed	(13,191)	—
Increase in net assets resulting from
Investor Class transactions	18,415	67,790
Institutional Class(2):
Proceeds from shares sold	17,175,294	11,222,065
Proceeds from reinvestment of distributions	7,115,857	6,450,441
Payments for shares redeemed	(25,368,893)	(16,116,360)
Increase (decrease) in net assets resulting from
Institutional Class transactions	(1,077,742)	1,556,146
Net increase (decrease) in net assets resulting from
capital share transactions	(1,059,327)	1,623,936

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class(1)	(302)	—
Institutional Class(2)	(404,817)	(462,737)
From net realized gains:
Investor Class(1)	(7,533)	—
Institutional Class(2)	(7,007,851)	(6,133,732)
Total distributions to shareholders	(7,420,503)	(6,596,469)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,878,175)	5,461,283

NET ASSETS:
Beginning of period	63,033,359	57,572,076
End of period (including accumulated undistributed net investment
income of $376,229 and $299,340, respectively)	$57,155,184	$63,033,359

(1)	Inception date of the Investor Class was February 24, 2014.
(2)	Prior to February 24, 2014, Institutional Class Shares were known as Class I Shares.

See Notes to the Financial Statements

SMITH GROUP SMALL CAP FOCUSED GROWTH FUND

Statements of Changes in Net Assets

		For the Period
	Year Ended	Inception(1) Through
	September 30, 2015	September 30, 2014
OPERATIONS:
Net investment loss	$(3,685)	$(1,347)
Net realized gain (loss) on investments	5,828	(23,497)
Net change in unrealized depreciation on investments	(9,514)	(4,865)
Net decrease in net assets resulting from operations	(7,371)	(29,709)

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	—	114,510
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	(38,526)
Increase in net assets resulting from Investor Class transactions	—	75,984
Institutional Class:
Proceeds from shares sold	301,969	576,579
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(207,204)	(55)
Increase in net assets resulting from Institutional Class transactions	94,765	576,524
Net increase in net assets resulting from capital share transactions	94,765	652,508

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	—	—
Institutional Class	—	—
From net realized gains:
Investor Class	—	—
Institutional Class	—	—
Total distributions to shareholders	—	—

TOTAL INCREASE IN NET ASSETS	87,394	622,799

NET ASSETS:
Beginning of period	622,799	—
End of period (including accumulated undistributed net investment
loss of $(2,768) and $(1,347), respectively)	$710,193	$622,799

(1)	Inception date of the Fund was December 30, 2013.

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout the period
Investor Class

		For the Period
	Year Ended	Inception(1) Through
	September 30, 2015	September 30, 2014
PER SHARE DATA:
Net asset value, beginning of period	$11.39	$10.93
Investment operations:
Net investment income(2)	0.06	0.10
Net realized and unrealized gain on investments	0.35	0.36
Total from investment operations	0.41	0.46
Less distributions from:
Net investment income	(0.05)	–
Net realized gains	(1.28)	–
Total distributions	(1.33)	–
Net asset value, end of period	$10.47	$11.39

TOTAL RETURN(3)	3.21%	4.21%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$82	$70
Ratio of expenses to average net assets:
Before expense reimbursement/waiver(4)	1.26%	1.37%
After expense reimbursement/waiver(4)	1.04%	1.04%
Ratio of net investment income to average net assets:
After expense reimbursement/waiver(4)	0.53%	1.47%

Portfolio turnover rate(3)	58%	47%

(1)	Inception date of the Investor Class was February 24, 2014.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Financial Highlights – Continued

For a Fund share outstanding throughout the year
Institutional Class(1)

	Year Ended September 30,
	2015	2014	2013	2012	2011
PER SHARE DATA:
Net asset value, beginning of year	$11.40	$10.70	$9.01	$7.15	$6.77
Investment operations:
Net investment income(2)	0.09	0.08	0.10	0.04	0.05
Net realized and unrealized gain on investments	0.36	1.89	1.66	1.84	0.37
Total from investment operations	0.45	1.97	1.76	1.88	0.42
Less distributions from:
Net investment income	(0.08)	(0.09)	(0.07)	(0.02)	(0.04)
Net realized gains	(1.28)	(1.18)	—	—	—
Total distributions	(1.36)	(1.27)	(0.07)	(0.02)	(0.04)
Paid-in capital from redemption fees	—	—	—	— (3)	— (3)
Net asset value, end of year	$10.49	$11.40	$10.70	$9.01	$7.15

TOTAL RETURN	3.51%	19.09%	19.74%	26.37%	6.15%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$57,073	$62,964	$57,572	$67,141	$52,671
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.01%	1.05%	0.94%	1.06%	1.29%
After expense reimbursement/waiver	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets:
After expense reimbursement/waiver	0.78%	0.71%	1.01%	0.43%	0.61%

Portfolio turnover rate	58%	47%	66%	61%	84%

(1)	Prior to February 24, 2014, Institutional Class shares were known as Class I Shares.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount represents less than $0.01.

See Notes to the Financial Statements

SMITH GROUP SMALL CAP FOCUSED GROWTH FUND

Financial Highlights – Continued

For a Fund share outstanding throughout the period
Investor Class

		For the Period
	Year Ended	Inception(1) Through
	September 30, 2015	September 30, 2014
PER SHARE DATA:
Net asset value, beginning of period	$9.53	$10.00
Investment operations:
Net investment loss(2)	(0.07)	(0.04)
Net realized and unrealized loss on investments (3)	–	(0.43)
Total from investment operations	(0.07)	(0.47)
Less distributions from:
Net investment income	–	–
Net realized gains	–	–
Total distributions	–	–
Net asset value, end of period	$9.46	$9.53

TOTAL RETURN(4)	(0.73)%	(4.70)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$71	$71
Ratio of expenses to average net assets:
Before expense reimbursement/waiver(5)	27.39%	66.99%
After expense reimbursement/waiver(5)	1.35%	1.35%
Ratio of net investment loss to average net assets:
After expense reimbursement/waiver(5)	(0.66)%	(0.56)%

Portfolio turnover rate(4)	88%	75%

(1)	Inception date of the Fund was December 30, 2013.
(2)	Per share amounts calculated using the average shares method.
(3)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains on the Statements of Operations due to share transactions for the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

SMITH GROUP SMALL CAP FOCUSED GROWTH FUND

Financial Highlights – Continued

For a Fund share outstanding throughout the period
Institutional Class

		For the Period
	Year Ended	Inception(1) Through
	September 30, 2015	September 30, 2014
PER SHARE DATA:
Net asset value, beginning of period	$9.55	$10.00
Investment operations:
Net investment loss(2)	(0.04)	(0.02)
Net realized and unrealized loss on investments (3)	(0.01)	(0.43)
Total from investment operations	(0.05)	(0.45)
Less distributions from:
Net investment income	–	–
Net realized gains	–	–
Total distributions	–	–
Net asset value, end of period	$9.50	$9.55

TOTAL RETURN(4)	(0.52)%	(4.50)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$639	$552
Ratio of expenses to average net assets:
Before expense reimbursement/waiver(5)	26.86%	42.88%
After expense reimbursement/waiver(5)	1.10%	1.10%
Ratio of net investment loss to average net assets:
After expense reimbursement/waiver(5)	(0.41)%	(0.31)%

Portfolio turnover rate(4)	88%	75%

(1)	Inception date of the Fund was December 30, 2013.
(2)	Per share amounts calculated using the average shares method.
(3)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains on the Statements of Operations due to share transactions for the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

SMITH GROUP FUNDS

Notes To The Financial Statements
September 30, 2015

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Smith Group Large Cap Core Growth Fund (“Large Cap Core Growth Fund”), and the Smith Group Small Cap Focused Growth Fund (“Small Cap Focused Growth Fund”) (or collectively, “the Funds”) are each a diversified series with their own investment objectives and policies within the Trust. The investment objective of each Fund is long-term capital appreciation. The Large Cap Core Growth Fund commenced operations on June 1, 2007. The Large Cap Core Growth Fund Investor Class commenced operations on February 24, 2014. The Small Cap Focused Growth Fund commenced operations on December 30, 2013. The Funds currently offer two classes of shares, the Investor Class and the Institutional Class. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. Investor Class shares are subject to a 0.25% distribution fee. The Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Funds. Therefore, no federal income tax or excise tax provision is required. As of and during the year ended September 30, 2015, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended September 30, 2015, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2015 the Funds did not incur any interest or penalties. For the Large Cap Core Growth Fund tax authorities can examine all the tax returns filed for the last three years. The Small Cap Focused Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operation.

Security Transactions and Investment Income — The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

The Funds will make distributions, if any, of net investment income annually. The Funds will also distribute net capital gains, if any, at least annually, typically during the month of December. The Funds may make

SMITH GROUP FUNDS

Notes To The Financial Statements – Continued
September 30, 2015

additional distributions if deemed to be desirable any time during the year. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. As of September 30, 2015, the Large Cap Core Growth Fund had no such reclassifications. As of September 30, 2015, the Small Cap Focused Growth Fund decreased accumulated undistributed net investment loss by $2,264 and decreased paid-in capital by $2,264.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3. SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

SMITH GROUP FUNDS

Notes To The Financial Statements – Continued
September 30, 2015

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Equity Securities — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s securities as of September 30, 2015:

Large Cap Core Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$55,259,837	$—	$—	$55,259,837
Short-Term Investment	2,005,411	—	—	2,005,411
Total Investments in Securities	$57,265,248	$—	$—	$57,265,248

Small Cap Focused Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$714,222	$—	$—	$714,222
Short-Term Investment	16,824	—	—	16,824
Total Investments in Securities	$731,046	$—	$—	$731,046

Transfers between levels are recognized at the end of the reporting period. During the year ended September 30, 2015, the Funds recognized no transfers to/from Level 1 or Level 2. The Funds did not invest in any Level 3 investments during the year. Refer to the Schedule of Investments for further information on the industry classification of investments.

SMITH GROUP FUNDS

Notes To The Financial Statements – Continued
September 30, 2015

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Smith Asset Management Group, L.P. (“the Adviser”) to furnish investment advisory services to the Funds. For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Large Cap Core Growth Fund	0.61%
Small Cap Focused Growth Fund	0.85%

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Funds for their expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes, and extraordinary expenses) based upon the average daily net assets of the Funds do not exceed the following:

Fund	Investor Class	Institutional Class
Large Cap Core Growth Fund	1.04%	0.79%
Small Cap Focused Growth Fund	1.35%	1.10%

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement for the Large Cap Core Growth Fund will be in effect and cannot be terminated through May 31, 2016. The Operating Expense Limitation Agreement for the Small Cap Focused Growth Fund will be in effect and cannot be terminated through February 28, 2025. During the year ended September 30, 2015, the Adviser did not recoup any of the previously waived fees. Waived and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Fund	9/30/2017	9/30/2018
Large Cap Core Growth Fund	$116,941	$136,480
Small Cap Focused Growth Fund	177,285	220,897

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the

SMITH GROUP FUNDS

Notes To The Financial Statements – Continued
September 30, 2015

Funds, subject to annual minimums. Fees paid by the Funds for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended September 30, 2015, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

5. DISTRIBUTION AND SHAREHOLDER SERVICING FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended September 30, 2015, the Funds’ Investor Classes incurred the following expenses pursuant to the Plan:

Fund	Amount
Large Cap Core Growth Fund	$170
Small Cap Focused Growth Fund	$191

6. CAPITAL SHARE TRANSACTIONS

	Large Cap Core		Small Cap Focused
	Growth Fund		Growth Fund
				For the Period
	Year Ended	Year Ended	Year Ended	Inception(1) Through
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Investor Class(2):
Shares sold	2,196	6,113	—	11,447
Shares issued to holders
in reinvestment of distributions	721	—	—	—
Shares redeemed	(1,215)	—	—	(3,985)
Net increase in Investor Class shares	1,702	6,113	—	7,462
Institutional Class:
Shares sold	1,550,452	997,605	29,807	57,770
Shares issued to holders in
reinvestment of distributions	654,633	599,483	—	—
Shares redeemed	(2,284,001)	(1,457,332)	(20,243)	(6)
Net increase (decrease) in
Institutional Class Shares	(78,916)	139,756	9,564	57,764
Net increase (decrease) in
shares outstanding	(77,214)	145,869	9,564	65,226

(1)	Inception date of the Fund was December 30, 2013.
(2)	Inception date of the Large Cap Core Growth Fund Investor Class was February 24, 2014.

SMITH GROUP FUNDS

Notes To The Financial Statements – Continued
September 30, 2015

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the year ended September 30, 2015, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
Large Cap Core Growth Fund	$—	$—	$34,272,621	$42,129,116
Small Cap Focused Growth Fund	—	—	817,624	724,893

8. SECTOR RISK

As of September 30, 2015, the Small Cap Focused Growth Fund had a significant portion of its assets invested in the Health Care sector. Companies in this sector may be more likely to be subject to litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

As of September 30, 2015, the Small Cap Focused Growth Fund had a significant portion of its assets invested in the Information Technology sector. Companies in this sector may be more sensitive to short product cycles, competition and aggressive pricing than the overall market.

9. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at September 30, 2015, the Funds most recent fiscal year end, were as follows:

			Net
	Aggregate Gross	Aggregate Gross	Appreciation	Federal Income
Fund	Appreciation	Depreciation	(Depreciation)	Tax Cost
Large Cap Core Growth Fund	$9,395,837	$(2,340,980)	$7,054,857	$50,210,391
Small Cap Focused Growth Fund	69,881	(84,968)	(15,087)	746,133

At September 30, 2015, components of accumulated earnings (deficit) on a tax-basis were as follows:

					Total
		Undistributed	Other	Unrealized	Accumulated
	Undistributed	Long-Term	Accumulated	Appreciation	Earnings
Fund	Ordinary Income	Capital Gains	Losses	(Depreciation)	(Losses)
Large Cap Core
Growth Fund	$734,434	$7,107,273	$(8,415)	$7,054,857	$14,888,149
Small Cap Focused
Growth Fund	—	—	(19,729)	(15,087)	(34,816)

SMITH GROUP FUNDS

Notes To The Financial Statements – Continued
September 30, 2015

The differences between book and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales on the Funds.

As of September 30, 2015, the Funds did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable year ended September 30, 2015, the Large Cap Core Growth Fund did not defer any qualified late year losses. The Small Cap Focused Growth Fund deferred, on a tax-basis, short-term post-October losses of $16,961. The Small Cap Focused Growth Fund also deferred, on a tax-basis, late year ordinary losses of $2,768.

The tax character of distributions paid during the year ended September 30, 2015 were as follows:

		Long-Term
Fund	Ordinary Income*	Capital Gains	Total
Large Cap Core Growth Fund	$2,256,942	$5,163,561	$7,420,503
Small Cap Focused Growth Fund	—	—	—

The tax character of distributions paid during the year ended September 30, 2014 were as follows:

		Long-Term
Fund	Ordinary Income*	Capital Gains	Total
Large Cap Core Growth Fund	$462,737	$6,133,732	$6,596,469
Small Cap Focused Growth Fund	—	—	—

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

10. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2015, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Large Cap Core Growth Fund	Charles Schwab & Co., Inc.	81.3%
Small Cap Focused Growth Fund	Wells Fargo Bank FBO	69.1%
	Various Retirement Plans

SMITH GROUP FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders of Smith Group Funds and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Smith Group Funds, comprising Smith Group Large Cap Core Growth Fund and Smith Group Small Cap Focused Growth Fund (the “Funds”), each a series of Managed Portfolio Series, as of September 30, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to September 30, 2014, were audited by other auditors whose report dated November 25, 2013, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Smith Group Funds, as of September 30, 2015, the results of their operations for the year then ended, and the changes in their net assets, and the financial highlights for the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 24, 2015

SMITH GROUP FUNDS

Additional Information (Unaudited)
September 30, 2015

TRUSTEES AND OFFICERS

		Term of Office	Number of	Principal Occupation(s)	Other Directorships
Name, Address	Position(s) Held	and Length of	Portfolios in Trust	During the Past	Held by Trustee During
and Age	with the Trust	Time Served	Overseen by Trustee	Five Years	the Past Five Years
Independent Trustees

Leonard M. Rush, CPA	Lead Trustee and	Indefinite Term;	28	Chief Financial Officer,	Independent Trustee,
615 E. Michigan St.	Audit Committee	Since April 2011		Robert W. Baird & Co.	ETF Series Solutions
Milwaukee, WI 53202	Chairman			Incorporated, (2000-2011).	(8 Portfolios)
Age: 69					(2012-Present); Director,
Anchor Bancorp Wisconsin,
Inc. (2011-2013).

Roel C. Campos, Esq.	Trustee	Indefinite Term;	28	Partner, Locke Lord LLP	Director, WellCare Health
615 E. Michigan St.		Since April 2011		(a law firm) (2011-present);	Plans, Inc. (2013-Present);
Milwaukee, WI 53202				Partner, Cooley LLP	Director, Regional
Age: 66				(a law firm) (2007-2011);	Management Corp.
				Commissioner, U.S.	(2012-Present).
Securities and Exchange
Commission (2002-2007).

David A. Massart	Trustee and	Indefinite Term;	28	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.	Valuation	Since April 2011		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202	Committee			Next Generation Wealth	(8 Portfolios)
Age: 48	Chairman			Management, Inc.	(2012-Present).
(2005-present).

David M. Swanson	Trustee	Indefinite Term;	28	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Since April 2011		Principal, SwanDog	ALPS Variable Insurance
Milwaukee, WI 53202				Strategic Marketing, LLC	Trust (9 Portfolios)
Age: 58				(2006-present); Executive	(2006-Present)
Vice President, Calamos
Investments (2004-2006).

SMITH GROUP FUNDS

Additional Information (Unaudited)
September 30, 2015

TRUSTEES AND OFFICERS (Continued)

		Term of Office	Number of	Principal Occupation(s)	Other Directorships
Name, Address	Position(s) Held	and Length of	Portfolios in Trust	During the Past	Held by Trustee During
and Age	with the Trust	Time Served	Overseen by Trustee	Five Years	the Past Five Years
Interested Trustee

Robert J. Kern*	Chairman, and	Indefinite Term;	28	Executive Vice President, U.S.	None
615 E. Michigan St.	Trustee	Since January 2011		Bancorp Fund Services, LLC
Milwaukee, WI 53202				(1994-present).
Age: 56

Officers

James R. Arnold	President and	Indefinite Term,	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	Principal Executive	Since January 2011		Bancorp Fund Services, LLC
Milwaukee, WI	Officer			(2002-present).
53202
Age: 58

Deborah Ward	Vice President,	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	Chief Compliance	Since April 2013		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer and			(2004-present).
Age: 49	Anti-Money
Laundering Officer

Brian R. Wiedmeyer	Treasurer and	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Principal Financial	Since January 2011		Fund Services, LLC
Milwaukee, WI 53202	Officer			(2005-present).
Age: 42

Jeanine Bajczyk	Secretary	Indefinite Term;	N/A	Senior Vice President and	N/A
615 E. Michigan St.		Since August 2015		Counsel, U.S. Bancorp Fund
Milwaukee, WI 53202				Services, LLC (2006-present).
Age:50

Mark Quade, Esq.	Assistant	Indefinite Term;	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Secretary	Since June 2015		Bancorp Fund Services, LLC
Milwaukee, WI 53202				(2013-present); Law Clerk
Age: 33				U.S. Bancorp (2012-2013);
J.D. Candidate, University
of Minnesota Law School
(2010-2013).

Ryan L. Roell	Assistant Treasurer	Indefinite Term;	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.		Since September 2012		Bancorp Fund Services, LLC
Milwaukee, WI 53202				(2005-present)
Age: 42

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

SMITH GROUP FUNDS

Additional Information (Unaudited) – Continued
September 30, 2015

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, each Fund’s Form N-Q is available without charge upon request by calling 1-877-764-8465.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-764-8465. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-877-764-8465, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended September 30, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund
Large Cap Core Growth Fund	42.12%
Small Cap Focused Growth Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2015 was as follows:

Fund
Large Cap Core Growth Fund	41.50%
Small Cap Focused Growth Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) for each Fund was as follows:

Fund
Large Cap Core Growth Fund	82.05%
Small Cap Focused Growth Fund	0.00%

SMITH GROUP FUNDS

Privacy Notice (Unaudited)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Smith Asset Management Group, L.P.
100 Crescent Court, Suite 1150
Dallas, Texas 75201

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, Wisconsin 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-877-764-8465.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended September 30, 2015 and September 30, 2014, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	$27,000	$25,000
Audit-Related Fees	$0	$0
Tax Fees	$5,000	$5,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 9/30/2015	FYE 9/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for past fiscal year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	December 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	December 7, 2015

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	December 7, 2015

* Print the name and title of each signing officer under his or her signature.

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